SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Magellan Petroleum Corporation
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


 ................................................................................
      2) Aggregate number of securities to which transaction applies:


 ................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
      4) Proposed maximum aggregate value of transaction:


 ................................................................................
      5) Total fee paid:


 ................................................................................
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box  if any par  of the fee  is offset  as provided  by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


 ................................................................................
      2)  Form, Schedule or Registration Statement No.:


 ................................................................................
      3)  Filing Party:


 ................................................................................
      4)  Date Filed:


 ................................................................................

                                                               October 17, 1997



                       1997 Annual Meeting of Stockholders
                                December 3, 1997


Dear Stockholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 1997 Annual Meeting of Magellan Petroleum Corporation at the Orlando Airport Marriott, 7499 Augusta National Drive, Orlando, Florida 32822, Wednesday, December 3, 1997 at 1:00 P.M.

         While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting.

         We look forward to seeing you at the meeting.

                                                     Sincerely,


                                                     /s/ James R. Joyce
                                                         James R. Joyce
                                                         President

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                December 3, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the "Company"), will be held on Wednesday, December 3, 1997 at 1:00 P.M., local time at the Orlando Airport Marriott, 7499 Augusta National Drive, Orlando, Florida 32822 for the following purposes:


         1.       To elect two directors of the Company;

         2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 1998; and

         3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 17, 1997 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, NY 10269, in the reply envelope enclosed.

                                             By order of the Board of Directors,

Dated:  October 17, 1997                     Timothy L. Largay
                                             Secretary






--------------------------------------------------------------------------------
                                RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.
--------------------------------------------------------------------------------

                         MAGELLAN PETROLEUM CORPORATION
                                 149 Durham Road
                               Oak Park - Unit 31
                                Madison, CT 06443



                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, December 3, 1997 at 1:00 P.M., local time, at the Orlando Airport Marriott, 7499 Augusta National Drive, Orlando, Florida 32822 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 17, 1997. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

         The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

         The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 17, 1997. On that date, there were 24,944,995 outstanding shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each outstanding share of Common Stock is entitled to one vote.

                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

          In accordance with the Company's By-Laws, two directors are to be elected to hold office for terms of three years each, expiring with the 2000 Annual Meeting of Stockholders. The Company's By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. Both nominees are currently directors of the Company. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon, shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the persons hereinafter named, unless authority to vote for either or both nominees is withheld.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

         The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 1997 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

                                             Other
                            Director         Offices Held
Name                        Since            with Company         Age and Business Experience

Nominees for three year terms expiring at the 2000 Annual Meeting:

Walter McCann               1983             Audit Committee      Mr.  Walter  McCann  has  been  the  President  of
                                                                  Richmond  College,   The  American   International
                                                                  University,  located  in  London,  England,  since
                                                                  January  1993.  Mr.  McCann was elected a director
                                                                  of Magellan Petroleum  Australia Limited ("MPAL"),
                                                                  the  Company's   majority  owned  subsidiary,   on
                                                                  September  2,  1997.  From  1985 to  1992,  he was
                                                                  President  of Athens  College in  Athens,  Greece.
                                                                  He was the Dean of the Barney  School of  Business
                                                                  and Public Administration,  University of Hartford
                                                                  from  1979 to 1985.  He is a member of the Bars of
                                                                  Massachusetts  and the District of  Columbia.  Age
                                                                  sixty.

Ronald P. Pettirossi        1997             Audit Committee      Mr. Ronald P.  Pettirossi was elected on April 24,
                                                                  1997 to fill the  vacancy  created  by Mr. C. Dean
                                                                  Reasoner's   resignation   on  March   11,   1997.
                                                                  Mr. Pettirossi   has  been  the  Chief   Financial
                                                                  Officer  of  Discas,  Inc.  since  February  1997.
                                                                  Discas,  Inc. is a  Waterbury,  Connecticut  based
                                                                  proprietary    plastic   and   rubber    compounds
                                                                  manufacturer.  Mr. Pettirossi  is a  former  audit
                                                                  partner of Ernst & Young LLP,  who has worked with
                                                                  public  and  privately   held   companies  for  31
                                                                  years.  Age fifty-four.






Directors continuing in office with terms expiring at the 1998 Annual Meeting:

Dennis D. Benbow            1985            None                  Mr. Dennis D. Benbow has been the General  Manager
                                                                  of MPAL  since  July 7,  1993.  He had  served  as
                                                                  Operations  Manager  of MPAL from  1980  until his
                                                                  election  as  General  Manager.   He  has  been  a
                                                                  director of MPAL since 1983.  Age fifty-eight.

Benjamin W. Heath           1957            None                  Mr.   Benjamin  W.  Heath  was  President  of  the
                                                                  Company  from  1957  until he  retired  from  that
                                                                  position  on June 30,  1993.  He  continues  to be
                                                                  President  and a  director  of  Coastal  Caribbean
                                                                  Oils & Minerals,  Ltd.  ("Coastal  Caribbean"),  a
                                                                  director  of  Canada   Southern   Petroleum   Ltd.
                                                                  ("Canada  Southern") and was Chairman of the Board
                                                                  of   MPAL   until    September   2,   1997.    Age
                                                                  eighty-three.

Directors continuing in office with terms expiring at the 1999 Annual Meeting:

James R. Joyce              1993            President and Chief   Mr.  James  R.  Joyce  has  been  President  since
                                            Financial Officer     July 1,  1993 and Chief  Financial  Officer  since
                                                                  January  1990.  Mr. Joyce  has been  President  of
                                                                  G&O'D  INC  since  July  1,  1994,  a  firm  which
                                                                  provides  accounting and  administrative services,
                                                                  office facilities and support staff to the Company
                                                                  and other clients.  He had been  Vice President of
                                                                  G&O'D INC from 1979 until June 1994. Mr. Joyce has
                                                                  been  Treasurer  of Coastal Caribbean  since  June
                                                                  1994. Age fifty-six.

Timothy L. Largay           1996            Secretary             Timothy  L.  Largay  has been a partner in the law
                                                                  firm  of  Murtha,  Cullina,   Richter  and  Pinney
                                                                  ("Murtha  Cullina"),  Hartford,  Connecticut since
                                                                  1974.  He served as a  director  and  Chairman  of
                                                                  the  Board  of  Raymond   Engineering,   Inc.,   a
                                                                  publicly held defense  contractor,  from 1984-1986
                                                                  and as a director  of Buell  Industries,  Inc.,  a
                                                                  publicly  held  manufacturer  from  1976-1990.  On
                                                                  October  1,  1997,   Mr.   Largay  was  elected  a
                                                                  director of Canada  Southern.  Murtha  Cullina has
                                                                  been  retained  by the  Company for more than five
                                                                  years and is being  retained  during  the  current
                                                                  year.   Age fifty-four.

-----------------
* All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

         All officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the directors or officers.

                                   COMMITTEES

         The only  standing  committee of the Board is the Audit  Committee,  of which Messrs. McCann and Pettirossi are the sole members. The principal functions of the Audit Committee are: (1) to meet or otherwise communicate with the Chief Financial Officer and those assisting him and request these individuals to undertake such projects and provide such information as the Audit Committee deems appropriate; (2) to approve the engagement or discharge of the Company's independent auditors, meet with such auditors at least twice a year and scrutinize their performance; (3) to require documentation relating to periodic reports, statements and filings with regulatory agencies to determine that appropriate review of such material has been made, as provided in the Company's policies, by qualified individuals such as outside legal counsel, independent auditors, the Chief Executive Officer, and other individuals as necessary; (4) to require counsel regularly to advise the Committee as to current legal requirements applicable to the Company; and (5) to report regularly to the Board as to the Company's accounting policies and procedures and compliance therewith.

         The Board has no standing nominating, compensation or stock option committees. The functions that would be performed by such committees are performed by the full Board.

         Five meetings of the Board and two meetings of the Audit Committee were held during the year ended June 30, 1997. No director attended less than 75% of the aggregate number of meetings held by the Board and the committee on which he served.

                             ADDITIONAL INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. James R. Joyce, who is President and Chief Executive Officer of the Company, and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 1997 (collectively, the "Named Executive Officers").

========================================================================================================
                                          Summary Compensation Table
--------------------------------------- -------------------------- ------------------- -----------------

                                                                       Long Term
                                                                      Compensation        All Other
                                           Annual Compensation           Awards          Compensation
                                                                                             ($)
--------------------------------------- ------------- ------------ ------------------- -----------------
         Name and                          Fiscal       Salary        Options/SARs
         Principal Position                 Year          ($)             (#)
--------------------------------------- ------------- ------------ ------------------- -----------------
James R. Joyce (1)                          1997           -               -                  -
  President, Chief Financial Officer        1996           -               -                  -
  and a director of the Company             1995           -               -                  -
--------------------------------------- ------------- ------------ ------------------- -----------------
Dennis D. Benbow (2)                        1997        189,015            -                 10,449
  Director and General Manager - MPAL       1996        178,185            -                 10,243
                                            1995        167,332            -                  8,895
========================================================================================================

(1) Fees paid to G&O'D INC for Mr. Joyce's services and related overhead in fiscal years 1997, 1996 and 1995 were $148,588, $123,700 and $139,100, respectively. It is expected that G&O'D INC will continue to receive fees for providing accounting and administrative services, office facilities and support staff provided to the Company by G&O'D INC, and that Mr. Joyce will receive no additional compensation or other direct benefits from the Company for serving as President and Chief Financial Officer and a director of the Company. See "Certain Business Relationships and Transactions" below.

(2) Mr. Benbow has an employment contract with MPAL that is effective for a term of three years beginning January 1, 1995. Mr. Benbow's salary is subject to an annual adjustment for changes in the Australian Consumer Price Index. In the event that Mr. Benbow is terminated by MPAL prior to December 31, 1997, without cause, he will be entitled to the balance of his unpaid salary for the remaining period of the employment agreement. MPAL has a termination policy applicable to all MPAL employees which provides for three weeks of pay for each year of service up to a maximum 52 weeks of salary. This policy would also apply to Mr. Benbow, if such termination payment were greater than the amount due under his employment agreement.

         Defined Benefit or Actuarial Plan Disclosure

         Under the terms of MPAL's funded pension plan, Mr. Benbow will receive a lump sum payment from an insurance carrier upon his retirement which will be a multiple of 4.6 times the average of his basic salary for his highest average salary over three consecutive years. Based on Mr. Benbow's annual average salary for the three years ended June 30, 1997, such lump sum payment would have been $580,000, if he were eligible to retire or in the event of his death or disability at that date.

         Mr. Joyce is not covered by any pension plan funded by the Company.

         Messrs. Benjamin W. Heath, Timothy L. Largay, Walter McCann and Ronald P. Pettirossi are each paid director's fees of $25,000 per annum.

         Mr.  Heath  receives  a reimbursement of $500 per month for  office and
secretarial  expenses  from the Company.   Mr.  Heath  also  received  a similar
reimbursement of $833 per month from MPAL, in his capacity as Chairman.

         Under the Company's medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal 1997, the cost of this plan was $6,000.

Stock Options

         The following table provides information about stock options exercised during fiscal 1997 and unexercised stock options held by the Named Executive Officers at the end of fiscal year 1997.

 ======================================================================================================================
                               Aggregated Option/SAR Exercises in Fiscal 1997 and June 30, 1997
                                                   Option/SAR Values Table
 -----------------------  ------------------ --------------- ---------------------------- -----------------------------
                                                                                                    Value of
                                                                      Number of                   Unexercised
                             Securities                              Unexercised                  In-The-Money
                             Underlying                             Options/SARs                  Options/SARs
                            Options/SARs         Value          at 1997 Year-end (#)          at 1997 Year-end ($)
 -----------------------                                    ------------- --------------- -------------- --------------
          Name             On Exercise (#)    Realized ($)   Exercisable  Unexercisable    Exercisable   Unexercisable
                          ------------------ --------------
 -----------------------                                    ------------- --------------- -------------- --------------
 James R. Joyce                  -                 -           100,000          -            156,000           -
 ----------------------- ------------------- -------------- ------------- --------------- -------------- --------------
 Dennis D. Benbow              43,750           104,000         50,000          -             78,000           -
 ======================================================================================================================

Compensation Committee Interlocks and Insider Participation

         The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company of any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 1997 were Messrs. Benjamin W. Heath, Dennis B. Benbow and James R. Joyce. At the time of such deliberations, Messrs. Heath, Benbow and Joyce were directors of the Company and MPAL. None of the above individuals participated in any discussions or deliberations regarding their own compensation.

Compensation Committee Report

         The Company does not maintain a compensation committee; compensation decisions are made by the Board of Directors as a whole. The compensation of each of the Company's executive officers over the past several years has been determined as discussed below. In establishing compensation, the Company has considered the value of the services rendered, the skills and experience of each executive officer, the Company's circumstances and other factors. The Board did not establish specific guidelines governing last year's compensation for executive officers, and there was no specific relationship between corporate performance and the compensation of executive officers in the fiscal year ended June 30, 1997.

         Mr. Benbow's compensation was determined by the independent directors of MPAL. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of the Company did not intervene in that determination. The Company has for several years maintained an arrangement with G&O'D, INC whereby G&O'D, INC is compensated for its services on an hourly basis, including Mr. Joyce's services in fiscal 1997 as President and Chief Financial Officer of the Company. Statements for such services were submitted to the Company's directors for review and approval. The Company had no other executive officers in fiscal 1997.

         Dennis D. Benbow           Timothy L. Largay
         Benjamin W. Heath          Walter McCann
         James R. Joyce             Ronald P. Pettirossi

Tax Deductibility of Compensation

         At this time, The Company does not expect that it will comply with the Revenue Reconciliation Act of 1993 regarding executive compensation for the following reasons:

         1. It is not likely that compensation to any executive will exceed $1 million.

         2. The only executive officer receiving a salary is paid by MPAL, which is a foreign corporation not subject to taxation in the United States.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes the during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners compiled with all applicable filing requirements except that Timothy L. Largay inadvertently failed to timely file his purchase of 3,000 shares of the Company's stock in October 1996.

Certain Business Relationships and Transactions

         G&O'D INC

         During the year ended June 30, 1997, $221,088 was paid or accrued for providing accounting and administrative services, office facilities and support staff to the Company by G&O'D INC ("G&O'D"), a firm that is owned by Mr. James
R. Joyce, President and Chief Financial Officer. The services rendered by G&O'D to the Company include the following: preparation and filing of all reports required by Federal and State governments, preparations of reports and registration statements required under the Federal securities laws; preparation and filing of interim, special and annual reports to Stockholders; maintaining corporate ledgers and records; furnishing office facilities and record retention. G&O'D is also responsible for the investment of The Company's available funds and other banking relations and securing adequate insurance to protect the Company. G&O'D is responsible for the preparation and maintenance of all the minutes of any directors' and stockholders' meetings, arranging all meetings of directors and stockholders, coordinating the activities and services of all companies and firms rendering services to the Company, responding to stockholder inquiries, and such other services as may be requested by the Company. G&O'D maintains and provides current information about the Company's activities so that the directors of the Company may keep themselves informed as to the Company's activities. G&O'D's fees are based on the time spent in performing these services to the Company.

Royalty Interests.

         Mr. Benjamin W. Heath has overriding royalty interests on certain oil and gas properties in which the Company also has interests. These royalties were received directly or indirectly from the Company:

         Benjamin W. Heath
                  Property                           Royalty
         Amadeus Basin, Australia:
                  Dingo                              .1285469% (*) and .0770625%
                  Palm Valley                        .1480469% (*) and .1758125%
                  Mereenie                           .1187969% (*) and .0276875%
         Kotaneelee gas field, Canada                .128% (*)

         (*) Held by a marital trust in which Mr. Heath has a 54.4% income interest.

         Mr. Heath received (directly and indirectly) gross royalty payments of $54,252, with respect to his royalty interests during the year ended June 30, 1997. These amounts represent payments by all of the owners of the fields, and not just the Company's share. Mr. Heath received these royalty interests between 1957 and 1968, prior to any oil and gas discoveries.

Security Ownership of Management

         The following table sets forth information as to the number of shares of the Company's Common Stock owned beneficially as of October 1, 1997 by each director and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                                        Amount and Nature of
              Name of Individual or Group                Beneficial Ownership*            Percent of Class
                                                        Shares         Options

     Dennis D. Benbow                                   32,000          50,000                   **
     Benjamin W. Heath                                  20,000               -                   **
     James R. Joyce                                     66,000         100,000                   **
     Timothy L. Largay                                   3,000          50,000                   **
     Walter McCann                                      14,368          87,500                   **
     Ronald P. Pettirossi                                1,500               -                   **
     Directors and Executive Officers as a
       Group (a total of 6)                            136,868         287,500                  1.7%

   * Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.
   **  The percent of class owned is less than 1%.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1998. Ernst & Young LLP and its predecessor have been the Company's independent auditors for many years. Although ratification by stockholders is not required by law, the Board requests that stockholders ratify this appointment. The proxy permits a stockholder to vote for, to vote against, or to abstain from voting for the ratification of the appointment of auditors. If no specification is indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP. If ratification is not obtained, the Board will reconsider the appointment. Representatives of Ernst & Young LLP will not be present at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                                  OTHER MATTERS

         If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1 and 2 above.

                           VOTE REQUIRED FOR APPROVAL

         Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company's Certificate of Incorporation provides that:

                  Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article.

    The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

    Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in "street name") are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

    The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with companies in the NASDAQ Index and an Industry Group Index (Media General's Oil, Natural Gas Production Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                                  1992           1993          1994           1995           1996          1997
                                  ----           ----          ----           ----           ----          ----

Magellan Petroleum                 100           172.73       100.00          281.82        363.64         331.83
Industry Index                     100           113.87       118.37          103.71        158.96         179.61
Brood Market                       100           122.76       134.61          157.88        198.73         239.40

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The Company knows of no person that owns beneficially more than 5% of the outstanding common stock of the Company.

                             SOLICITATION OF PROXIES

         The entire expense of preparing and mailing this Proxy Statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the Company or certain of its employees by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the firm of Morrow & Co., to assist in the distribution of proxy solicitation materials for an estimated fee of $6,500 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

                              STOCKHOLDER PROPOSALS

         Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 1998 Annual Meeting of Stockholders must submit the proposal by June 18, 1998.

        Article II, Section 2.1, of the Company's By-Laws provides in part that,

        At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this
Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

        A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

         (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

         (b) the name and address, as they appear on the corporation's books, of the stockholder intending to propose such business;

         (c) the class and number of shares of the corporation which are beneficially owned by the stockholder;

         (d) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

         (e) any material interest of the stockholder in such business.

         No stockholder has submitted a proposal for the 1997 Annual Meeting of Stockholders which complied with the above requirements.

         All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at 149 Durham Road, Oak Park - Unit 31, Madison, CT 06443. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company's By-Laws and proxy rules relating to such inclusion.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Timothy L. Largay
                                              Secretary

Dated:  October 17, 1997